                                                                 EXHIBIT 10.10.6



                                    ARTICLES
                                    --------
                                       OF
                                       --
                                   AMENDMENT
                                   ---------

                    ARTICLES OF AMENDMENT dated this 7th day of June, 1973, by and between VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, herein called "Lessor" and FREDERIC W. RICHMAN and THE PULLIAM COMPANY, A partnership, d/b/a THE NEVADA BUILDING COMPANY, herein called "Assignee/Lessee".

                                  WITNESSETH:
                                  -----------

                    WHEREAS, H. JOHN GLUSKIN is the Lessee under the terms of that certain Lease Agreement by and between VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, as Lessor, dated the 21st day of July, 1954, under the terms of which the Lessor has leased unto the Lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

                    Lots 1, 2, 3, and 4 of Block 30, Clarks Las Vegas Townsite, as recorded in Book 1 of Plats, Page 37, in the Office of County Recorder for Clark County, Nevada.

                    Together with all and singular buildings and improvements thereon situated and the tenements, hereditaments and appurtenances, thereunto belonging or in anywise appertaining; and

                    WHEREAS, H. JOHN GLUSKIN is the Lessee under the terms of that certain Amendment to Lease Agreement dated the 24th day of July, 1954, which amended that certain Lease Agreement dated the 21st day of July, 1954, by and between VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, as Lessor, and H. JOHN GLUSKIN as Lessee; and


                              EXHIBIT "C" PAGE 46

                    WHEREAS, HY GOLDFELD, acting for and on behalf of H. JOHN GLUSKIN by and through a power of attorney from H. JOHN GLUSKIN to HY GOLDFELD dated the 26th day of July, 1954, did assign to DAVID GOLDWATER all the right, title and interest of H. JOHN GLUSKIN in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to the Lease Agreement dated the 24th day of July, 1954, wherein H. JOHN GLUSKIN is the Lessee and the VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor, providing for the leasing from the Lessor to the Lessee the real property hereinbefore described and

                    WHEREAS, DAVID GOLDWATER, as Assignee/Lessee of H. JOHN GLUSKIN under the terms of the Lease Agreement and Amendment to Lease Agreement hereinbefore described, on the 14th day of October, 1954, execute a Supplemental Agreement amending said Lease Agreement dated July 21, 1954, wherein H. JOHN GLUSKIN, is the Lessee and the VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor, and

                    WHEREAS, DAVID GOLDWATER, as Assignee/Lessee of H. JOHN GLUSKIN did assign to THREE-0-ONE CORPORATION, a Nevada Corporation, all right, title and interest of DAVID GOLDWATER in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to Lease Agreement dated the 24th day of July, 1954, and that certain Supplemental Agreement dated the 14th day of October, 1954, by and between the parties as hereinabove described, and

                    WHEREAS, THREE-0-ONE CORPORATION, a Nevada corporation, did assign to FREDERIC W. RICHMAN AND THE PULLIAM COMPANY, a partnership, d/b/a NEVADA BUILDING COMPANY all right, title and interest of THREE-0-ONE CORPORATION in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain



                              EXHIBIT "C" PAGE 47

          Amendment to Lease Agreement dated the 24th day of July, 1954, and that certain Supplemental Agreement dated the 14th day of October, 1954, by and between the parties as hereinabove described; and

                    WHEREAS, Lessor and Assignee/Lessee mutually desire to further amend certain portions of the Lease Agreement, as amended, as aforesaid;

                    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

                    1. The term of said Lease Agreement, as amended, is hereby amended to provide for an expiration date of July 31, 2038, A.D.

                    2(a)Assignee/Lessee shall have the right to demolish, wreck, or remodel the building located upon said Lessor premises and thereafter construct a new or remodeled fireproof building of not less than two stories. Said new or remodeled building shall conform to plans and specifications prepared by a licensed architect and shall be in accordance with all local or state zoning ordinances. It is further understood that if Assignee/Lessee demolishes, wrecks or remodels said building, that the aforesaid new or remodeled building will be a hotel and/or gaming casino on said premises provided that same shall be in accordance with applicable laws. Within the hotel and/or gaming casino, Assignee/Lessee shall have the right to operate any type of gaming sanctioned by the laws of the State of Nevada.

                    (b) Before Assignee/Lessee shall commence to wreck the building now upon said premises, and before Assignee/Lessee shall commence to construct said new building, Assignee/Lessee will execute and deliver to Lessor an indemnity bond in a sum equal to the architect's estimate of the cost of wrecking the building and the completion of a new building which bond shall be executed by Assignee/Lessee as principal, and by a responsible surety company


                              EXHIBIT "C" PAGE 48
          authorized to do business in the State of Nevada as surety or by other surety or sureties satisfactory to Lessor. Said bond shall be conditioned for performance by the Assignee/Lessee of all agreements contained in the Lease and these Articles of Amendment, said bond to be discharged by Lessor upon the completion of said wrecking work and erection of said new building, free and clear of all liens and the expiration of the time within which liens therefor could be asserted.

                    (c) In the wrecking of said buildings and in the construction of a new building, said Assignee/Lessee will fully protect Lessor against any Lien or rights to liens and from any claims of contractors, subcontractors, mechanics, laborers, materialmen or any other persons and any and all other liens or claims of lien by reason of the wrecking of said building or construction of a new building and Assignee/Lessee agrees to save Lessor harmless from and hereby indemnifies Lessor against any and all injury and loss which Lessor may suffer by reason of any such lien, right or claim, including attorney's fees, court costs and expenses.

                    (d) Further, Assignee/Lessee shall be bound by all of the terms, covenants, conditions and requirements of the original Lease Agreement of July 21, 1954, as amended, and except as otherwise amended herein, regarding destruction of buildings and construction of buildings, including but not limited to the provisions regarding approval by Lessee and Lessor's architect, who must be an ATA Architect, or approved equal, bonds, insurance, lien protection, filing notice on non-responsibility, details of construction, and all other applicable provision.

                    3. Paragraph II of said Lease Agreement, as amended, shall, and the same is hereby amended to read as follows:

                                       II

                    Assignee/Lessee agrees to pay to Lessor as rental for said premises the following sums and amounts and in the manner following, to wit:


                              EXHIBIT "C" PAGE 49

                    An annual rental of Twenty-Five Thousand Dollars ($25,000.00) in lawful money of the United States per year shall be paid to July 31, 1976. Effective August 1, 1976, the annual rental shall be Fifty Thousand Dollars ($50,000.00) per year for each of the remaining years of the term hereof, subject, however, to the following conditions:

                    (a) Assignee/Lessee and Lessor agree that for each year subsequent to the August 1, 1976 wherein annual rental shall be $50,000.00 per year, the rent payable pursuant to this Paragraph II shall be fixed at Fifty Thousand Dollars ($50,000.00) per year but shall be adjusted upwards based upon changes in the Consumer Price Index calculated by the Bureau of Labor Statistics of the United States Department of Labor.

                    Annual rental of $50,000.00 shall be the "Base Rental" for the calculation of said adjustment and the month before the date said $50,000.00 base rental commences shall be the base rental date for determining the extent of said increase and consequent adjustment. A proportionate adjustment will be made each five years to the base rental in direct relationship to any increase in the aforesaid Consumer Price Index, said increase to be in effect for each of the five years after computation.

                    The adjusted rental shall be determined by dividing the base rental by the index number for the month preceding the month that the $50,000.00 base rental becomes effective, then multiplying the result by the index number of the month preceding the specified five years adjustment date. If the base period or Index numbering base of the Bureau of Labor Statistics shall change, the index numbers shall be adjusted to reflect the actual proportionate or percentage increase.

                    (b) In the event Assignee/Lessee shall open to the public a hotel and/or gaming casino of any kind on the demised premises, the annual rental for the years succeeding the opening of the said


                              EXHIBIT "C" PAGE 50
          casino shall be Seventy-Five Thousand Dollars ($75,000.00) per year for a period of Five (5) years plus the rental for the balance of the rental year of opening shall be pro-rated at the $75,000.00 rate.

                    (c) In the event the conditions occur as hereinabove set forth in said sub-paragraph (b), the annual rental for the years commencing after the five (5) period specified in sub-paragraph II,
          (b) above shall be One Hundred Thousand Dollars ($100,000.00) per year, for the succeeding five-year period; the annual rental shall be One Hundred Twenty-Five Thousand Dollars ($125,000.00) per year, for the next succeeding five-year period; the annual rental shall be One Hundred Fifty Thousand Dollars ($150,000.00) per year, for the next succeeding five-year period.

                    Assignee/Lessee and Lessor agree that for each year subsequent to the five year period wherein annual rental shall be $150,000.00 per year, the rent payable pursuant to this Paragraph II shall be fixed at a base rental of One Hundred Fifty Thousand Dollars ($150,000.00) per year, and further, shall be adjusted upwards at that time and thereafter based upon changes in the Consumer Price Index calculated by the Bureau of Labor Statistics of the United States Department of Labor.

                    Annual rental of $150,000.00 shall be the "Base Rental" for the calculation of said adjustment and the month before the date said $150,000.00 base rental commences shall be the base rental date for determining the extent of said increase and consequent adjustment. A proportionate adjustment will be made each five years to the base rental in direct relationship to any increase in the aforesaid Consumer Price Index, said increase to be in effect for each of the five years after computation.

                    The adjusted rental shall be determined by dividing the base rental by the index number for the month preceding the month that the $150,000.00 base rental becomes effective, then multiplying the result by the index number for the month preceding the specified five year adjustment date. If the base period or Index numbering base of the Bureau of Labor Statistics shall change, the


                                      -6-
                              EXHIBIT "C" PAGE 51
          index numbers shall be adjusted to reflect the actual proportionate or percentage increase.

                    (d) In no event shall the rental ever be decreased below that paid the preceding year.

                    (e) Should a hotel and/or gaming casino of any kind be opened by Assignee/Lessee on the demised premises on or after August 1, 1976, the rental for the years succeeding the opening shall be computed as though said hotel and/or gaming casino of any kind had opened July 31, 1976. The rental for the balance of the rental year following opening shall be pro-rated at the rate that would have been in effect if the Hotel and/or gaming casino of any kind had opened July 31, 1976.

                    4. In the event Assignee/Lessee does not erect a hotel and/or gaming casino on said premises but decides to construct a building not containing hotel rooms and/or a gaming casino, then the Lessor and Assignee/Lessee agree that the parties shall meet and shall attempt to renegotiate the terms of rental. It is further understood that wrecking and construction shall not commence until a rental, satisfactory to Lessor, is established.

                    5. In the event Assignee/Lessee opens a hotel and/or gaming casino of any kind on the demised premises, then Paragraph III, sub-paragraph (j) of said Lease Agreement, as amended, is amended, to provide as follows:

                    (j) That Lessee will save harmless and indemnify the Lessor from and against all loss, liability, or expense that may be incurred by reason of any accident occurring on said premises, and from damages, neglect or misadventure arising from or in any way growing out of the use, misuse or abuse of the city water, plumbing, electric current, gas mine, or any obstructions on or adjacent to said premises and property, nor will said Lessee make or suffer an unlawful use of the premises, or any use or application thereof contrary to any ordinance of the City of Las Vegas,



                              EXHIBIT "C" PAGE 52
          or any law of the State of Nevada, or of the United States of America, or which shall be injurious to any person or property of any persons using or occupying said premises as an employee or guest of said Lessee.

                    6. It is further understood and agreed by and between the parties hereto that the terms and conditions of this Agreement and of the Lease Agreement, as amended, shall extend to and be binding upon the successors and assigns of Lessor and also upon the heirs, executors, successors and assigns of Assignee/Lessee.

                    7. The parties hereto agree that the XXX Articles of Amendment may at the option of either party be duly recorded in the Recorders Office of Clark County of Nevada.

                    IN WITNESS WHEREOF, Lessor, acting by and through its duly authorized trustees, and Assignee/Lessee have executed this Agreement in duplicate, each copy of which is deemed to be and is an original.

                                        LESSOR:

                                        VEGAS LODGE NO. 32
                                        FREE AND ACCEPTED MASONS OF
                                        Las Vegas, Clark County, Nevada

                                        s/s WILBER H. HANDLEY
                                        --------------------------------------
                                            Wilber H. Handley, Trustee

                                        s/s ORAL H. STOUT
                                        --------------------------------------
                                            Oral H. Stout,    Trustee

                                        s/s ARTHUR DELAPLANE
                                        --------------------------------------
                                            Arthur Delaplane  Trustee
ASSIGNEE/LESSEE

NEVADA BUILDING COMPANY A PARTNERSHIP

s/s FREDERIC W. RICHMAN
---------------------------------------
    Frederic W. Richman

THE PULLIAM COMPANY

s/s J.D. PULLIAM
---------------------------------------
    J.D. Pulliam, President

                              EXHIBIT "C" PAGE 53

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )


                    On this 7th day of June, A.D., 1973, personally appeared before me, a Notary Public in and for Clark County, WILBER H. HANDLEY, ORAL H. STOUT, AND ARTHUR DELEPLANE, known to me to be all of the Trustees of the VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, of Las Vegas, Clark County, Nevada, the corporation that executed the foregoing ARTICLES OF AMENDMENT TO LEASE AGREMENT as Party of the First Part and Lessor, and upon oath did depose that they are the trustees of said corporation as above designated; that they are acquainted with the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by Trustees of said corporation as indicated after said signatures; and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal in Las Vegas, Clark County, Nevada, the day and year in this certificate first above written.

                                       s/s CLYDE O SPITZE
                                           -------------------------------------
          SEAL AFFIXED                     Notary Public as Aforesaid
                                           My Commission Expires April 18, 1974

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 18th day of June, 1973, personally appeared before me, a Notary Public in and for Clark County, State of Nevada, FREDERIC
          W. RICHMAN, known to me as the Assignee/Lessee under the Lease and who executed the foregoing ARTICLES OF AMENDMENT TO LEASE AGREEMENT, and upon oath did depose and duly acknowledge to me that he executed the above instrument freely and voluntarily and for the uses and purposes therein mentioned.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in Las Vegas, Clark County, Nevada, the day and year in this certificate first above written.

          SEAL AFFIXED               s/s HELEN XXX HANSON
                                        ----------------------------------------
                                        Notary Public in and for said County and State
                                        My Commission Expires June 14, 1976




                              EXHIBIT "C" PAGE 54

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 7th day of June, 1973, personally appeared before me, a Notary Public in and for said County and State, J.D. PULLIAM, known to me to be the President of the corporation that executed the foregoing ARTICLES OF AMENDMENT TO LEASE AGREEMENT, and upon oath did depose and say that he is the officer of said corporation and that the seal affixed to said instruments is the corporate seal of said corporation that the signature to said instruments was made by the officer of said as indicated after said signature and that the said corporation executed the said instruments freely and voluntarily and for the uses and purposes mentioned therein.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in Las Vegas, Clark County, Nevada, the day and year in this certificate first above written.

                                     s/s CLYDE O SPITZE
                                        ----------------------------------------
                                        Notary Public In and For Said County and
          SEAL AFFIXED                  State
                                        My Commission Expires April 18, 1974

          RETURN TO:

          VEGAS LODGE NO. 32
          FLAM
          215 SO. THIRD ST.             INST. NO 297840
          LAS VEGAS, NV 89101           OFFICIAL RECORD BOOK NO. 338
                                        RECORDED AT REQUEST OF
                                        VEGAS LODGE NO. 32 FLAM
                                        JUN 19 1:31pm '73
                                        CLARK COUNTY, NEVADA
                                        PAUL E. XXX, RECORDER


                                        CERTIFIED TO BE A TRUE AND
                                        CORRECT COPY OF THE ORIGINAL
                                        NEVADA SOUTHERN TITLE, INC.
                                        BY /s/ XXX
                                          --------------------------

                              EXHIBIT "C" PAGE 55

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

                              A S S I G N M E N T
                              -------------------

                    For value received, THE PULLIAM COMPANY, a Nevada Corporation, hereby sells, assigns and transfers to FREDERIC N. RICHMAN, d/b/a THE NEVADA BUILDING COMPANY all its right, title and interest in the Nevada Building Company and its leasehold in the real property commonly known as 301 Fremont Street, Las Vegas, Nevada.


          Dated: Sept. 1, 1973

                                       THE PULLIAM CEMENT

                                       By s/s J.D. Pulliam, President
                                             -------------------------------
                                              J.D. Pulliam

                                       By s/s Henry Silvestri, Secretary
                                             -------------------------------
                                              Henry Silvestri

          When Recorded Please return to:

          Frederic N. Richman
          United California Bank Building
          9601 Wilshire Blvd., Suite 632
          Beverly Hills, California 90210

                                        INST. NO. 328190
                                                 ----------------------
                                        OFFICIAL RECORD BOOK NO. 369
                                        RECORDED AT REQUEST OF
                                        NEVADA SOUTHERN TITLE, INC.
                                        October 1 3:24pm '73
                                        CLARK COUNTY NEVADA
                                        PAUL E. XXX RECORDER



                                             CERTIFIED TO BE A TRUE AND
                                             CORRECT COPY OF THE ORIGINAL
                                             NEVADA SOUTHERN TITLE, INC.

                                             By /s/ XXX
                                               ---------------------------


                              EXHIBIT "C" PAGE 56

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